FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report:  July 13, 2007
(Date of Earliest Event Reported)

                                Pricester.com, Inc.
             (Exact name of registrant as specified in its charter)

      Nevada                        333-118993                41-2137356
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                         Identification No.)
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3900 Hollywood Blvd.
Suite 203
Hollywood, FL 33021
(Address of principal executive offices (zip code)

(954) 272-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___      Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

___      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

___      Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17CFR 240.14-2(b))

___      Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))





Item 5.02 Departure of Director and Principal Officer; Appointment of Principal Officer

     Effective July 13, 2007 and July 16, 2007, Joe Puentes resigned his positions as president and director, respectively, of Pricester.com, Inc. Mr. Puentes has no disputes or disagreements with the Company.

   Edward Dillon, chief executive officer and a director since June 4, 2004, has accepted the appointment of President.

Item 9.01  Financial Statements and Exhibits

No.                      Description
99.1                  Letter dated July 13, 2007 from Joe Puentes to
                        Pricester.com, Inc.
99.2                  Letter dated July 16, 2007 from Joe Puentes to
                        Pricester.com, Inc.
99.3                  Press Release dated July 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pricester.com, Inc.


By:      /s/Edward Dillon
         ------------------------
         Edward Dillon
         Chief Executive Officer and President


Dated:  July 19, 2007